First Merchants Corporation 4th QUARTER 2015 Earnings Highlights January 28, 2016 ® Michael C. Rechin Mark K. Hardwick John J. Martin President Executive Vice President Executive Vice President Chief Executive Officer Chief Financial Officer Chief Credit Officer NASDAQ: FRME

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Forward-Looking Statement 2 ® The Corporation may make forward-looking statements about its relative business outlook. These forward-looking statements and all other statements made during this meeting that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results. Specific forward-looking statements include, but are not limited to, any indications regarding the financial services industry, the economy and future growth of the balance sheet or income statement. Please refer to our press releases, Form 10-Qs and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements. Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 3 ® First Merchants 2015 Performance Full-Year Highlights • $65.4 Million of Record Net Income Available to Common Stockholders • Earnings Per Share of $1.72, a 4.2% increase over FY2014 • $4.6 Billion in Net Loans, a 20% Increase • Successful Integration of Community Bank of Noblesville and Cooper State Bank • Online Banking Investment/Upgrade Completed in July • Return on Average Assets of 1.07% • Return on Average Tangible Common Equity of 12.47% • Efficiency Ratio of 60.78% 4th Quarter Highlights • Earnings Per Share of $0.37 • Completed Acquisition of Ameriana Bancorp, Inc. on December 31, 2015 • Recorded Acquisition Expenses of $4.1 Million, or $.07 per share

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 4 ® Mark K. Hardwick Executive Vice President and Chief Financial Officer

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 5 Total Assets ($ in Millions) 2013 2014 2015 1. Investments $1,096 $1,181 $1,277 2. Loans Held for Sale 5 7 10 3. Loans 3,633 3,925 4,694 4. Allowance (68) (64) (62) 5. CD&I & Goodwill 203 219 260 6. BOLI 165 169 201 7. Other 403 387 381 8. Total Assets $5,437 $5,824 $6,761 9. Percent Growth 26.3% 7.1% 16.1% ®

Commercial & Industrial 22.5% Commercial Real Estate Owner- Occupied 11.8% Commercial Real Estate Non-Owner Occupied 23.2% Construction, Land & Land Development 7.8% Agricultural Land 3.4% Agricultural Production 2.1% Other Commercial 3.4% Residential Mortgage 16.9% Home Equity 7.4% Other Consumer 1.5% THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 6 Loan and Yield Detail (as of 12/31/2015) ® QTD Yield = 4.32% YTD Yield = 4.42% Total Loans = $4.7 Billion

Mortgage- Backed Securities 33% Collateralized Mortgage Obligations 25% Corporate Obligations 3% Tax-Exempt Municipals 39% THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 7 ® Investment Portfolio (as of 12/31/2015) • $1.3 Billion • Modified duration of 4.6 years • Tax equivalent yield of 3.97% • Net unrealized gain of $35.8 Million

® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 8 Total Liabilities and Capital ($ in Millions) 2013 2014 2015 1. Customer Non-Maturity Deposits $3,276 $3,523 $4,096 2. Customer Time Deposits 868 784 880 3. Brokered Deposits 87 334 314 4. Borrowings 401 290 446 5. Other Liabilities 48 44 51 6. Hybrid Capital 122 122 123 7. Common Equity 635 727 851 8. Total Liabilities and Capital $5,437 $5,824 $6,761 9. Tangible Book Value Per Share $12.17 $13.65 $14.68 10. Percentage Change From Year-End 11.1% 12.2% 7.5% ®

Demand Deposits 48% Savings Deposits 29% Certificates & Time Deposits of >$100,000 6% Certificates & Time Deposits of <$100,000 11% Brokered Deposits 6% THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 9 ® Deposits and Cost of Funds Detail (as of 12/31/2015) QTD Cost = .41% YTD Cost = .40% Total = $5.3 Billion

Total Risk-Based Capital Ratio (Target = 13.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity/Tangible Assets (TCE) (Target = 8.50%) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 10 10.37% 10.86% 11.00% 11.16% 11.40% 11.37% 11.22% 11.31% 11.49% 8.34% 8.65% 8.74% 9.05% 9.16% 9.31% 9.03% 9.25% 9.17% 14.54% 15.04% 15.11% 15.21% 15.34% 15.12% 14.92% 14.85% 14.94% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 Capital Ratios (Target) (Target) (Target) ®

® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Net Interest Margin 11 Q4 - '13 Q1 - '14 Q2 - '14 Q3 - '14 Q4 - '14 Q1 - '15 Q2 - '15 Q3 - '15 Q4 - '15 Net Interest Income - FTE ($millions) $ 42.8 $ 47.8 $ 48.1 $ 49.9 $ 49.2 $ 49.2 $ 51.7 $ 53.3 $ 53.2 Fair Value Accretion $ 0.6 $ 1.8 $ 2.2 $ 3.5 $ 1.4 $ 2.2 $ 2.2 $ 2.0 $ 1.9 Tax Equivalent Yield on Earning Assets 4.30% 4.40% 4.33% 4.41% 4.26% 4.24% 4.26% 4.30% 4.20% Cost of Supporting Liabilities 0.41% 0.43% 0.44% 0.43% 0.46% 0.46% 0.45% 0.45% 0.45% Net Interest Margin 3.89% 3.97% 3.89% 3.98% 3.80% 3.78% 3.81% 3.85% 3.75% 3.89% 3.97% 3.89% 3.98% 3.80% 3.78% 3.81% 3.85% 3.75% 3.83% 3.83% 3.71% 3.71% 3.69% 3.61% 3.65% 3.71% 3.62% 2.50% 2.70% 2.90% 3.10% 3.30% 3.50% 3.70% 3.90% 4.10% $25 $29 $33 $37 $41 $45 $49 $53 Q4 - '13 Q1 - '14 Q2 - '14 Q3 - '14 Q4 - '14 Q1 - '15 Q2 - '15 Q3 - '15 Q4 - '15 Net Interest Income - FTE ($millions) Net Interest Margin Net Interest Margin - Adjusted for Fair Value Accretion

($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 12 ® Non-Interest Income 1Adjusted for Bond Gains & Losses, Gain on Sale of Insurance Subsidiary, and Gain on Cancellation of Trust Preferred Debt – – 2013 2014 2015 1. Service Charges on Deposit Accounts $12.4 $15.7 $16.2 2. Trust Fees 8.6 9.0 9.2 3. Insurance Commission Income 7.1 7.4 4.1 4. Electronic Card Fees 7.5 9.7 11.1 5. Cash Surrender Value of Life Ins 2.6 3.7 2.9 6. Gains on Sales Mortgage Loans 7.5 4.9 6.5 7. Securities Gains/Losses 0.5 3.6 2.7 8. Gain on Sale of Insurance Subsidiary 8.3 9. Gain on Cancellation of Trust Preferred Debt 1.3 10. OREO Gains/Rental Income 4.1 4.6 2.2 11. Other 5.7 7.8 8.0 12. Total $56.0 $66.4 $72.5 13. Adjusted Non-Interest Income1 $55.5 $62.8 $60.2 – –

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 13 Non-Interest Expense 2013 2014 2015 1. Salary & Benefits $ 85.4 $ 96.5 $101.9 2. Premises & Equipment 18.0 23.2 25.5 3. Core Deposit Intangible 1.6 2.4 2.8 4. Professional & Other Outside Services 8.3 8.1 9.9 5. OREO/Credit-Related Expense 6.7 8.0 6.1 6. FDIC Expense 2.9 3.7 3.7 7. Outside Data Processing 5.6 7.3 7.1 8. Marketing 2.2 3.5 3.5 9. Other 12.5 15.8 17.0 10. Non-Interest Expense $143.2 $168.5 $177.5 ($ in Millions) ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 14 ® 2015 One-Time Expenses ($ In Millions) +$2.4 +$0.7 +$2.1 +$4.0 $167.7 Total One-Time Expenses $9.8MM +$0.6 $177.5 TOTAL NON- INTEREST EXPENSE Online Banking & Other FMIG Cooper Community Ameriana ® CORE NON- INTEREST EXPENSE

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 15 Earnings – ($ in Millions) – 2013 2014 2015 1. Net Interest Income $154.3 $187.0 $196.4 2. Provision for Loan Losses (6.6) (2.6) (0.4) 3. Net Interest Income after Provision 147.7 184.4 196.0 4. Non-Interest Income 56.0 66.4 72.5 5. Non-Interest Expense (143.2) (168.5) (177.5) 6. Income before Income Taxes 60.5 82.3 91.0 7. Income Tax Expense (15.9) (22.1) (25.6) 8. Preferred Stock Dividend (2.4) 9. Net Income Avail. for Distribution $ 42.2 $ 60.2 $ 65.4 10. EPS $ 1.41 $ 1.65 $ 1.72 11. Efficiency Ratio 62.51% 61.33% 60.78% ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 16 2014 Q1 Q2 Q3 Q4 Total 1. Reported $ .38 $ .41 $ .45 $ .41 $ 1.65 2. FV Accretion EPS Impact $ .03 $ .04 $ .06 $ .03 $ .16 2015 Q1 Q2 Q3 Q4 Total 1. Reported $ .43 $ .47 $ .45 $ .37 $ 1.72 2. FV Accretion EPS Impact $ .04 $ .04 $ .03 $ .03 $ .14 Earnings Per Share ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 17 ® John J. Martin Executive Vice President and Chief Credit Officer

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 18 Loan Portfolio Trends ® ($ in Millions) Ameriana FMB 2014 Q3-'15 2015 1 & Cooper 2015 $ 2 $ % $ 1 $ % 186.1 186.1 1. Commercial & Industrial 896.7$ 999.2$ 1,035.6$ 21.5$ 1,057.1$ 36.6$ 57.9$ 5.8% 138.9$ 160.4$ 17.9% 2. Construction, Land and Land Development 207.3 298.2 337.1 29.6 366.7 45.5 68.5 23.0% 129.8 159.4 76.9% 3. CRE Non-Owner Occupied 975.7 1,018.8 984.7 105.9 1,090.6 (16.7) 71.8 7.0% 9.0 114.9 11.8% 4. CRE Owner Occupied 534.7 520.5 493.7 60.3 554.0 (14.8) 33.5 6.4% (41.0) 19.3 3.6% 5. Agricultural Production 104.9 91.4 97.7 - 97.7 6.3 6.3 6.9% (7.2) (7.2) (6.9%) 6. Agricultural Land 162.3 156.4 157.5 0.8 158.3 1.5 1.9 1.2% (4.8) (4.0) (2.5%) 7. Residential Mortgage 647.3 677.8 602.4 183.7 786.1 (12.1) 108.3 16.0% (44.9) 138.8 21.4% 8. Home Equity 286.5 318.9 323.8 24.8 348.6 15.5 29.7 9.3% 37.3 62.1 21.7% 9. Other Commercial 36.1 168.6 158.1 1.9 160.0 (10.5) (8.6) (5.1%) 122.0 123.9 343.2% 10. Other Consumer 73.4 71.9 72.9 1.8 74.7 1.1 2.8 3.9% (0.5) 1.3 1.8% 11. Total Loans 3,924.9$ 4,321.7$ 4,263.5$ 430.3$ 4,693.8$ 52.4$ 372.1$ 8.6% 338.6$ 768.9$ 19.6% 1 excludes acquired Ameriana and Cooper loans 2 excludes acquired Ameriana loans Change Change Linked Quarter Year Over Year

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 19 Asset Quality Summary ($ in Millions) Ameriana FMB 2013 2014 2015 1 & Cooper 2015% 1% 1. Non-Accrual Loans 56.4$ 48.8$ 29.2$ 2.2$ 31.4$ (40.2%) (35.7%) 2. Other Real Estate 22.2 19.3 11.6 5.7 17.3 (39.9%) (10.4%) 3. Renegotiated Loans 3.0 2.0 1.9 1.9 (5.0%) (5.0%) 4. 90+ Days Delinquent 1.4 4.6 0.2 0.7 0.9 (95.7%) (80.4%) 5. Total NPAs & 90+ Days Delinquent 83.0$ 74.7$ 42.9$ 8.6$ 51.5$ (42.6%) (31.1%) 6. Total NPAs & 90+ Days Delinquent/Total Loans & ORE 2.3% 1.9% 1.0% 2.0% 1.1% 7. Classified Assets 191.9$ 191.8$ 159.8$ 12.0$ 171.8$ (16.7%) (10.4%) 8. Criticized Assets (includes Classified) 263.5$ 253.6$ 251.9$ 23.1$ 275.0$ (0.7%) 8.4% 1 excludes acquired Ameriana and Cooper loans Year over Year ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 20 Non-Performing Asset Reconciliation ($ in Millions) Q1-Q3 2014 2015 Q4-'15 1 Ameriana 2015 1. Beginning Balance NPAs & 90+ Days Delinquent 83.0$ 74.7$ 53.2$ 74.7$ Non-Accrual 2. Add: New Non-Accruals 46.8 16.1 1.7 2.2$ 20.0 3. Less: To Accrual/Payoff/Renegotiated (32.4) (21.7) (2.4) (24.1) 4. Less: To OREO (4.6) (4.2) (0.8) (5.0) 5. Less: Charge-offs (17.4) (6.4) (1.9) (8.3) 6. Increase / (Decrease): Non-Accrual Loans (7.6) (16.2) (3.4) 2.2 (17.4) Other Real Estate Owned (ORE) 7. Add: New ORE Properties 11.3 4.2 0.8 5.7 10.7 8. Less: ORE Sold (10.2) (6.7) (3.6) (10.3) 9. Less: ORE Losses (write-downs) (4.0) (1.9) (0.5) (2.4) 10. Increase / (Decrease): ORE (2.9) (4.4) (3.3) 5.7 (2.0) 11. Increase / (Decrease): 90+ Days Delinquent 3.3 (2.7) (1.7) 0.7 (3.7) 12. Increase / (Decrease): Renegotiated Loans (1.1) 1.8 (1.9) (0.1) 13. Total NPAs & 90+ Days Delinquent Change (8.3) (21.5) (10.3) 8.6 (23.2) 14. Ending Balance NPAs & 90+ Days Delinquent 74.7$ 53.2$ 42.9$ 8.6$ 51.5$ 1 excludes acquired Ameriana loans 42.6% ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 21 ALLL and Fair Value Summary 1 Management uses this Non-GAAP measure to demonstrate coverage and credit risk 2 Includes an estimated FVA for Ameriana Bank acquired loans of $11.3 million at 12/31/15 30.5% 13.8% 55.7% ($ in Millions) Q4-'14 Q1-'15 Q2-'15 Q3-'15 Q4-'15 1. Allowance for Loan Losses (ALLL) 64.0$ 62.8$ 62.6$ 62.9$ 62.5$ 2. Fair Value Adjustment (FVA)2 43.2 40.6 40.7 37.9 47.0 3. Total ALLL plus FVA2 107.2$ 103.4$ 103.3$ 100.8$ 109.5$ 4. Specific Reserves 2.8$ 4.6$ 3.1$ 2.0$ 1.8$ 5. Purchased Loans plus FVA2 701.7 655.4 727.8 674.5 965.4 6. ALLL/Non-Accrual Loans 131.1% 141.7% 165.9% 192.8% 199.0% 7. ALLL/Non-purchased Loans 1.95% 1.87% 1.76% 1.70% 1.65% 8. ALLL/Loans 1.63% 1.58% 1.47% 1.45% 1.33% 9. ALLL & FVA/Total Loan Balances plus FVA1,2 2.70% 2.58% 2.41% 2.31% 2.31% ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 22 ® Portfolio Perspective • Organic loan growth driven by commercial, construction, and home equity. • Non-Performing Assets plus 90+ day delinquent loans continue trend of improvement. • Combined Allowance for Loan Losses and Loan Marks to Total Loans and Loan Marks remains strong at 2.31%. • Training and process activities well under way for Ameriana staff.

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 23 ® Michael C. Rechin President and Chief Executive Officer

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 24 ® FMC Strategy and Tactics Overview Focus on our Clients and Performance • Leverage 3rd Quarter mobile and online banking upgrade for additional revenue and product penetration • Continue organic growth throughout the franchise • Develop and retain outstanding talent for market share growth • Prove our Operating Performance Progress Realize Acquisition Synergies and Improve Efficiency • Fully assimilate Cooper State Bank into the Ohio Region to achieve our market growth goals • Complete Ameriana integration scheduled for March 2016 and harvest synergies • Continue banking center optimization and fully implement efficiency-oriented workflow technologies • Realizing announced-acquisition deliverables

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 25 Contact Information ® First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.firstmerchants.com Investor inquiries: David L. Ortega Investor Relations Telephone: 765.378.8937 dortega@firstmerchants.com

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 26 ® Appendix

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 27 ® Appendix – Non-GAAP Reconciliation RETURN ON AVERAGE TANGIBLE COMMON EQUITY (dollars in thousands): 2015 Average Stockholders' Equity (GAAP) $ 753,724 Less: Average Preferred Stock (125) Less: Average Intangible Assets, net of tax (215,281) Average Tangible Equity (non-GAAP) 538,318 Net Income Available to Common Shareholders $ 65,384 Add: Intangible Amortization, net of tax 1,720 Tangible Net Income $ 67,104 Return on Average Tangible Common Equity (non-GAAP) 12.47% EFFICIENCY RATIO (dollars in thousands): 2013 2014 2015 Non Interest Expense (GAAP) 143,219 $ 168,592 $ 177,469 Less: Core Deposit Intangible Amortization (1,649) (2,445) (2,835) Less: OREO and Foreclosure Expenses 6,661) (8,043) (6,137) Adjusted Non Interest Expense (non-GAAP) 134,909 158,104 168,497 Net Interest Income (GAAP) 154,265 187,037 196,404 Plus: Fully Taxable Equivalent Adjustment 6,043 7,921 10,975 Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP) 160,308 194,958 207,379 Non Interest Income (GAAP) 56,016 66,400 72,531 Less: Investment Securities Gains (Losses) (487) (3,581) (2,670) Adjusted Non Interest Income (non-GAAP) 55,529 62,819 69,861 Adjusted Revenue (non-GAAP) 215,837 257,777 277,240 Efficiency Ratio (non-GAAP) 62.51% 61.33% 60.78%

Appendix – Non-GAAP Reconciliation

CAPITAL RATIOS (dollars in thousands):

	4Q13	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15
Total Risk-Based Capital Ratio									
Total Stockholders' Equity (GAAP)	634,923	652,111	670,596	684,553	726,827	739,658	749,955	766,984	850,509
Adjust for Accumulated Other Comprehensive (Income) Loss *	6,410	1,016	(4,210)	(4,150)	1,630	1,915	6,490	3,614	1,362
Less: Preferred Stock						(125)	(125)	(125)	(125)
Add: Qualifying Capital Securities	55,000	55,000	55,000	55,000	55,000	56,827	56,827	51,827	55,776
Less: Tier 1 Capital Deductions						(4,381)	(2,371)	(3,418)	(2,516)
Less: Disallowed Goodwill and Intangible Assets	(202,767)	(202,175)	(201,583)	(200,992)	(218,755)	(205,818)	(208,980)	(208,749)	(247,006)
Less: Disallowed Servicing Assets	(186)	(177)	(171)	(166)	(167)	(1,786)	(1,581)	(1,144)	(1,677)
Less: Disallowed Deferred Tax Assets	(10,194)	(4,677)	(1,357)						
Total Tier 1 Capital (Regulatory)	$ 483,186	$ 501,098	$ 518,275	$ 534,245	$ 564,535	$ 586,290	$ 600,215	$ 608,989	$ 656,323
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	51,780	51,556	52,809	53,803	55,972	58,688	60,865	62,012	62,453
Total Risk-Based Capital (Regulatory)	$ 599,966	$ 617,654	$ 636,084	$ 653,048	$ 685,507	$ 709,978	$ 726,080	$ 736,001	$ 783,776
Net Risk-Weighted Assets (Regulatory)	$ 4,126,337	$ 4,106,423	$ 4,209,145	$ 4,292,495	$ 4,469,765	$ 4,695,073	$ 4,865,157	$ 4,956,737	$ 5,247,617
Total Risk-Based Capital Ratio (Regulatory)	**14.54%**	**15.04%**	**15.11%**	**15.21%**	**15.34%**	**15.12%**	**14.92%**	**14.85%**	**14.94%**
Common Equity Tier 1 Capital Ratio:									
Total Tier 1 Capital (Regulatory)	$ 483,186	$ 501,098	$ 518,275	$ 534,245	$ 564,535	$ 586,290	$ 600,215	$ 608,989	$ 656,323
Less: Qualified Capital Securities	(55,000)	(55,000)	(55,000)	(55,000)	(55,000)	(56,702)	(56,702)	(51,702)	(55,651)
Add: Additional Tier 1 Capital Deductions						4,381	2,371	3,418	2,516
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Common Equity Tier 1 Capital (Regulatory)	$ 428,061	$ 445,973	$ 463,150	$ 479,120	$ 509,410	$ 533,844	$ 545,759	$ 560,580	$ 603,063
Net Risk-Weighted Assets (Regulatory)	$ 4,126,337	$ 4,106,423	$ 4,209,145	$ 4,292,495	$ 4,469,765	$ 4,695,073	$ 4,865,157	$ 4,956,737	$ 5,247,617
Common Equity Tier 1 Capital Ratio (Regulatory)	**10.37%**	**10.86%**	**11.00%**	**11.16%**	**11.40%**	**11.37%**	**11.22%**	**11.31%**	**11.49%**

* Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

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www.firstmerchants.com

THE STRENGTH OF BIG. THE SERVICE OF SMALL.

Appendix – Non-GAAP Reconciliation

TANGIBLE COMMON EQUITY RATIO AND BOOK VALUE PER SHARE (dollars in thousands):

	4Q13	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15
Total Stockholders' Equity (GAAP)	$ 634,923	$ 652,111	$ 670,596	$ 684,553	$ 726,827	$ 739,658	$ 749,955	$ 766,984	$ 850,509
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets, net of tax	(197,794)	(197,293)	(196,781)	(196,315)	(212,669)	(212,184)	(214,577)	(214,115)	(253,486)
Tangible Common Equity (non-GAAP)	$ 437,004	$ 454,693	$ 473,690	$ 488,113	$ 514,033	$ 527,349	$ 535,253	$ 552,744	$ 596,898
Total Assets (GAAP)	$ 5,437,262	$ 5,452,936	$ 5,615,120	$ 5,591,383	$ 5,824,127	$ 5,877,521	$ 6,140,308	$ 6,189,797	$ 6,761,003
Less: Intangibles, net of tax	(197,794)	(197,293)	(196,781)	(196,315)	(212,669)	(212,184)	(214,577)	(214,115)	(253,486)
Tangible Assets (non-GAAP)	$ 5,239,468	$ 5,255,643	$ 5,418,339	$ 5,395,068	$ 5,611,458	$ 5,665,337	$ 5,925,731	$ 5,975,682	$ 6,507,517
Tangible Common Equity/Tangible Assets (non-GAAP)	**8.34%**	**8.65%**	**8.74%**	**9.05%**	**9.16%**	**9.31%**	**9.03%**	**9.25%**	**9.17%**
Shares Outstanding	35,921,761	36,014,083	36,052,209	36,074,246	37,669,948	37,781,488	37,824,649	37,873,921	40,664,258
Tangible Common Book Value per Share (non-GAAP)	**$ 12.17**	**$ 12.63**	**$ 13.14**	**$ 13.53**	**$ 13.65**	**$ 13.96**	**$ 14.15**	**$ 14.59**	**$ 14.68**

ALLOWANCE RATIOS (dollars in thousands):

	4Q14	1Q15	2Q15	3Q15	4Q15
Loans Held for Sale (GAAP)	$ 7,235	$ 6,392	$ 8,295	$ 1,943	$ 9,894
Loans (GAAP)	3,924,865	3,965,532	4,238,205	4,321,715	4,693,822
Total Loans	3,932,100	3,971,924	4,246,500	4,323,658	4,703,716
Less: Purchased Loans	(658,471)	(614,843)	(687,096)	(636,581)	(917,589)
Non-Purchased Loans (non-GAAP)	$ 3,273,629	$ 3,357,081	$ 3,559,404	$ 3,687,077	$ 3,786,127
Allowance for Loan Losses	$ 63,964	$ 62,801	$ 62,550	$ 62,861	$ 62,453
Allowance as a Percentage of Non-Purchased Loans	**1.95%**	**1.87%**	**1.76%**	**1.70%**	**1.65%**

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